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                                                                    EXHIBIT 10.2


Drafted by: Trent E. Jernigan, Esquire
            Womble Carlyle Sandridge & Rice, PLLC
            Post Office Drawer 84
            Winston-Salem, NC 27102




NORTH CAROLINA        )
                      )                                             BILL OF SALE
YADKIN COUNTY         )



                  THIS BILL OF SALE, made this 30th day of October, 2001, by R4 TECHNICAL CENTER - NORTH CAROLINA, LLC., a Delaware limited liability company, hereinafter "Seller", to BLUE RHINO CORPORATION, a Delaware corporation, hereinafter "Buyer":

                              W I T N E S S E T H:
                              - - - - - - - - - -


                  The Seller, in consideration of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does bargain, sell and convey unto the Buyer, its successors and assigns, all its right, title and interest in that certain personal property described in Exhibit "A" attached hereto and incorporated herein by reference.

                  The Seller covenants that it is seized of said personal property as defined in Exhibit "A" and has the right to convey the same; that the same is free and clear of all encumbrances whatsoever; and that it will warrant and defend the title thereto against the lawful claims of all persons whomsoever.
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                  IN TESTIMONY WHEREOF, the Seller has caused this Bill of Sale to be executed the day and year first above written.

                                    R4 TECHNICAL CENTER - NORTH CAROLINA, LLC


                                    By:     /s/ David Slone
                                            ---------------------------------
                                    Name:   David Slone
                                            ---------------------------------
                                    Title:  President
                                            ---------------------------------

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STATE OF NORTH CAROLINA         )
                                )
COUNTY OF STOKES                )

                  I, Loretta C. Hall, a Notary Public of the County and State aforesaid, certify that David Slone, personally appeared before me this day and acknowledged that s/he is the President of R4 TECHNICAL CENTER - NORTH CAROLINA, LLC, a Delaware limited liability company, and that s/he, as President, being authorized to do so, executed the foregoing in behalf of the limited liability company.


                  WITNESS my hand and notarial seal or stamp, this 30th day of October, 2001.


                                       Notary Public: /s/ Loretta C. Hall
                                                      -------------------------
                                       My Commission Expires: November 26, 2001
                                                              -----------------


[NOTARIAL SEAL/STAMP]

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                                   EXHIBIT "A"
                                     Page 1


                  Any and all personal property, including but not limited to all machinery and equipment currently owned by the Seller located upon that certain real estate described on Page 2 of this Exhibit "A".
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                                   EXHIBIT "A"
                                     Page 2

BEGINNING at an existing nail in the Intersection of the centerlines of Buck Shoals Road (SR 1103) and Burgiss Road (SR 1112); thence with the centerline of Buck Shoals Road the following three (3) calls: N 06 degrees 23' 17" W, 334.83 feet to a point; N 00 degrees 47' 46" W, 185.99 feet to a point; and N 03 degrees 40' 07" E, 395.86 feet to a new nail; thence with the southern boundary of Lydall Atlantic, Inc. S 85 degrees 57' 32" E, 633.57 feet to an existing iron pipe; thence continuing with the southern boundary of Lydall Atlantic, Inc. S 42 degrees 35' 09" E, 231.68 feet to a new iron pipe; thence a new line with Millard F. Ashley, Sr. S 00 degrees 20' 28" W, 884.18 feet to a new nail in the centerline of Burgiss Road (SR 1112); thence with the centerline of Burgiss Road the following five (5) calls: N 50 degrees 49' 29" W, 66.94 feet to a point; along a curve to the left having a radius of 331.10 feet, a chord bearing N 66 degrees 48' 28" W, and a chord distance 213.84 feet to a point; N 85 degrees 38' 52" W, 54.28 feet to a point; along a curve to the right having a radius of 1,848.46 feet, a chord bearing N 85 degrees 02' 34" W, and a chord distance
275.43 feet to a point; and N 80 degrees 46' 13" W, 194.54 feet to the point and place of BEGINNING, containing 17.000 Acres more or less.

LESS AND EXCEPT the following described property:

BEGINNING at a nail in the centerline intersection of Burgess Road, N.C.S.R. 1112, (60' Right of Way) and Buck Shoals Road, N.C.S.R. 1103, (60' Right of
Way); thence along Buck Shoals Road, N 00(0) 54' 35" W, 913.89 feet to a nail in the centerline of Buck Shoals Road; thence leaving said road, S 85o 57' 32" E,
619.57 feet to a point; thence S 40o 02' 28" W, 17.32 feet to a point northeast of the existing water tank in the R4 Technical Center-North Carolina, LLC property recorded in Deed Book 494, Page 0217, in the Yadkin County Register of Deeds, THE POINT AND PLACE OF BEGINNING; thence from the point and place of Beginning, S 04o 02' 28" W, 45.00 feet to a point; thence N 85o 57' 32" W,
30.00 feet to a point; thence N 04o 02' 28" E, 45.00 feet to a point; thence S 85o 57' 32" E, 30.00 feet to the point and place of Beginning. Containing 1350 square feet, and being that property that encloses the water tank and adjoining building on the R4 Technical Center-North Carolina, LLC property, along with access to the water tank through the existing driveway.

TOGETHER WITH the right for first right of refusal on the above described Less and Excepted property.